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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) February 11, 2002


               AMERICAN EXPRESS          AMERICAN EXPRESS RECEIVABLES
                CENTURION BANK              FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of
                  American Express Credit Account Master Trust


            Utah                     11-2869526              333-76238-02
      (State or Other             (I.R.S. Employer           (Commission
      Jurisdiction of              Identification            File Number)
      Incorporation or                 Number)
       Organization)

                              6985 UnionPark Center
                               Midvale, Utah 84047
                                 (801) 565-5000


          Delaware                   13-3854638               333-76238-01
      (State or Other             (I.R.S. Employer            (Commission
      Jurisdiction of              Identification             File Number)
      Incorporation or                 Number)
       Organization)

                                 40 Wall Street
                               Mail Stop 10-19-06
                            New York, New York 10005
                                 (917) 639-8396

              (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)


             N/A                                               N/A
(Former Name or Former Address,                 (Former Name or Former Address,
if Changed Since Last Report)                    if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Not Applicable.

Item 2.  Not Applicable.

Item 3.  Not Applicable.

Item 4.  Not Applicable.

Item 5. On February 11, 2002, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $759,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2002-1, and $73,600,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2002-1, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.  Not Applicable.

Item 7.  Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01     Series Term Sheet, dated February 11, 2002,
                           Class A Floating Rate Asset Backed Certificates, Series 2002-1, and the Class B Floating Rate Asset Backed Certificates, Series 2002-1, of the American Express Credit Account Master Trust.

Item 8.  Not Applicable.

Item 9.  Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Centurion Bank,
                                          on behalf of the American Express
                                          Credit Account Master Trust


                                          By: /s/ Maureen A. Ryan
                                              ----------------------------------
                                              Name:  Maureen A. Ryan
                                              Title: Assistant Treasurer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                      American Express Receivables Financing
                                        Corporation II
                                      on behalf of the American Express
                                      Credit Account Master Trust


                                      By: /s/ Leslie R. Scharfstein
                                         -------------------------------------
                                         Name:  Leslie R. Scharfstein
                                         Title: President


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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 99.01 Series Term Sheet, dated February 11, 2002, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2002-1, and the Class B Floating Rate Asset Backed Certificates, Series 2002-1, of the American Express Credit Account Master Trust.